UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2026

SKYE BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11250 El Camino Real, Suite 100, San Diego, CA 92130
(Address of principal executive offices)

(858) 410-0266
(Registrant’s telephone number, including area code)
_________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SKYE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed on a Current Report on Form 8-K filed by Skye Bioscience, Inc. (the “Company”) on May 13, 2026, the Company received a written notification from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based on the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, the Company’s stockholders’ equity was $9,011,804, and therefore, the Company was not in compliance with the Nasdaq Global Market’s Listing Rule 5450(b)(1)(A), which requires a $10,000,000 minimum stockholders’ equity standard.

On June 18, 2026, the Company received approval from the Staff to transfer the listing of the Company’s common stock, par value $0.001 per share (the “Common Stock”), from the Nasdaq Global Market to the Nasdaq Capital Market, which requires a $3,000,000 minimum stockholders’ equity standard, effective with the open of business on June 23, 2026. The existing ticker symbol for the Common Stock, “SKYE,” will not be affected by such exchange tier transfer.

In addition, as previously disclosed on a Current Report on Form 8-K filed by the Company on March 19, 2026, on March 17, 2026, the Company received a written notice from the Staff notifying the Company that, for the 30 consecutive business days preceding the receipt of the notice, the bid price for the Common Stock had closed below the minimum $1.00 per share requirement set forth in Nasdaq Listing Rule 5450(a)(1) for continued listing on The Nasdaq Global Market (the “Minimum Bid Price Requirement”). The Company was provided an initial period of 180 calendar days, or until September 14, 2026, to regain compliance with the Minimum Bid Price Requirement (the “Initial Compliance Period”). The Minimum Bid Price Requirement is also applicable to continued listing on the Nasdaq Capital Market, and the Initial Compliance Period will continue to apply to the Company following the transfer to the Nasdaq Capital Market.

The Company intends to actively monitor the closing bid price for the Common Stock and will consider available options to resolve the deficiency and regain compliance with the Minimum Bid Price Requirement. However, there can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement by the expiration of the Initial Compliance Period or will otherwise be in compliance with other Nasdaq Listing Rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE BIOSCIENCE, INC.

Dated: June 22, 2026	/s/ Punit Dhillon
Name: Punit Dhillon
Title: Chief Executive Officer